Exhibit (j)

CONSENTS OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A (the “Registration Statement”) of our reports dated August 26, 2006, relating to the financial statements and financial highlights which appear in the June 30, 2006 Annual Reports to Shareholders of the AMM Asset Allocation Fund, CCM Capital Appreciation Fund, CCM Emerging Companies Fund, CCM Focused Growth Fund, CCM Mid-Cap Fund, NACM Flex-Cap Value Fund, NACM Global Fund, NACM Growth Fund, NACM International Fund, NACM Pacific Rim Fund, NFJ Dividend Value Fund, NFJ International Value Fund, NFJ Large-Cap Value Fund, NFJ Small-Cap Value Fund, OCC Core Equity Fund, OCC Renaissance Fund, OCC Value Fund, PEA Growth Fund, PEA Equity Premium Strategy Fund, PEA Opportunity Fund, PEA Target Fund, RCM Biotechnology Fund, RCM Financial Services Fund, RCM Healthcare Fund, RCM Global Resources Fund, RCM Global Small-Cap Fund, RCM Technology Fund, RCM International Growth Equity Fund, RCM Large-Cap Growth Fund, RCM Mid-Cap Fund, RCM Small-Cap Growth Fund and RCM Strategic Growth Fund (each a fund of the Allianz Funds) which are also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings “Financial Highlights”, “Independent Registered Public Accounting Firm” and “Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Kansas City, Missouri

October 27, 2006

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our reports dated May 22, 2006 and August 14, 2006, relating to the financial statements and financial highlights which appear in the March 31, 2006 and June 30, 2006 Reports to Shareholders of Nicholas-Applegate Emerging Markets Opportunity Fund a series of shares of the Nicholas-Applegate Institutional Funds, which is also incorporated by reference into the Registration Statement. We also consent to the reference to us under the headings “Financial Highlights”, “Independent Registered Public Accounting Firm” and “Name of Vendor” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Los Angeles, California

October 27, 2006